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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 30, 2002

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                                   ROXIO, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                000-32373                             77-0551214
     (State or other jurisdiction                (Commission File No.)                    (I.R.S. Employer
           of incorporation)                                                            Identification Number

                          461 South Milpitas Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 635-7694

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Roxio, Inc., a Delaware corporation (the "Company"), through a wholly-owned indirect subsidiary, completed the acquisition of MGI Software Corp., an Ontario corporation (the "Target"), on January 31, 2002. Pursuant to the terms of the agreement between the parties, the former shareholders of the Target received
0.05050 shares of common stock of the Company for every one common share of the Target, or a total of 2,203,451 shares. A copy of the press release issued by the Company on February 1, 2002 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     In connection with the acquisition of the Target, the Company, through its wholly-owned subsidiary, Roxio CI Ltd., a Cayman Islands corporation ("Roxio CI"), purchased certain technology and assets of the Target on January 30, 2002. A copy of the purchase agreement between Roxio CI and the Target, dated January 30, 2002 (the "Purchase Agreement") is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. Pursuant to the terms of the Purchase Agreement, the Target received a promissory note from Roxio CI in the amount of $11,600,000 in exchange for the technology and assets identified in the Purchase Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements of business acquired.

     The Company intends to provide the financial statements of the Target for the periods specified in Rule 3-05(b) of Regulation S-X, together with a manually signed accountant's report pursuant to Rule 2-02 of Regulation S-X, under cover of a Form 8-K/A within the time specified for such filing by Item 7(a)(4) of this form.

(b)  Pro forma financial information.

     Pro forma financial information will be filed as required by Article 11 of Regulation S-X, under cover of a Form 8-K/A within the time specified for such filing by Item 7(b)(2) of this form.

(c)  Exhibits.

2.1  Purchase Agreement between Roxio CI and the Target, dated January 30, 2002.

99.1 Press Release issued by the Company on February 1, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2002
                                            Roxio, Inc. (Registrant)

                                            By:    /s/ William E. Growney, Jr.
                                                   -----------------------------

                                            Name:  William E. Growney, Jr.

                                            Title: Secretary

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                                  EXHIBIT INDEX

Exhibit
  No.            Description of Exhibit
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  2.1            Purchase Agreement between Roxio CI and the Target, dated
                 January 30, 2002.

 99.1            Press Release issued by the Company on February 1, 2002.




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